SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[  ]   Definitive Proxy Statement



[X]    Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:



FIDELITY DAILY INCOME TRUST
SPARTAN MUNICIPAL MONEY FUND
FIDELITY OVERSEAS FUND
FIDELITY PACIFIC BASIN FUND
FIDELITY WORLDWIDE FUND
FIDELITY EMERGING MARKETS FUND
FIDELITY DIVERSIFIED INTERNATIONAL FUND
FIDELITY SOUTHEAST ASIA FUND
FIDELITY GLOBAL BOND FUND
Telephone Voting Script
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________ FROM D.F. KING AND CO. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT FEDERAL EXPRESS PACKAGE THEY SENT YOU REGARDING THE (FIDELITY DAILY INCOME TRUST OR SPARTAN MUNICIPAL MONEY FUND OR FIDELITY OVERSEAS FUND OR FIDELITY PACIFIC BASIN FUND OR FIDELITY WORLDWIDE FUND OR FIDELITY EMERGING MARKETS FUND OR FIDELITY DIVERSIFIED INTERNATIONAL FUND OR FIDELITY SOUTHEAST ASIA FUND OR FIDELITY GLOBAL BOND FUND). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT YOUR FUND.
Q:  HAVE YOU RECEIVED THE FEDERAL EXPRESS PACKAGE?
If NO: Confirm shareholder's address.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU VIA FEDERAL EXPRESS?
(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)
I WILL HAVE A NEW PROXY PACKAGE OVERNIGHTED TO YOU VIA FEDERAL EXPRESS. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING AND DATING THE PROXY CARD. YOU CAN THEN CALL FEDERAL EXPRESS WHICH WILL PICK UP THE FEDERAL EXPRESS ENVELOPE THAT FIDELITY WILL PROVIDE. FEDERAL EXPRESS WILL PICK UP THE ENVELOPE AT YOUR LOCATION. THERE IS NO CHARGE FOR EITHER THE PHONE CALL OR THE PICK-UP. PLEASE RESPOND WHEN YOU RECEIVE THE PACKAGE TO ENSURE THAT YOUR VOTE IS RECEIVED BEFORE THE SHAREHOLDER MEETING ON WEDNESDAY, SEPTEMBER 17TH. THANK YOU FOR YOUR TIME. (End call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE. IF YOU WISH, YOU MAY VOTE VIA FEDERAL EXPRESS, FAX OR A SIMPLE PHONE CALL TO D.F. KING. PLEASE REPLY PROMPTLY SO THAT YOUR VOTE CAN BE COUNTED IN ADVANCE OF THE SHAREHOLDER MEETING SCHEDULED FOR WEDNESDAY, SEPTEMBER 17TH.
If YES: Q. DO YOU HAVE ANY QUESTIONS?
If YES: Only answer questions using the proxy material. (See attached list of approved Q&A. (DO NOT GUESS). If the shareholder has questions that are account-specific or outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity Representative.

[Are questions outside scope of proxy statement?]
If YES: Conference in Fidelity at 1-800-544-8888, introduce the customer, and transfer the call. (End call.)

 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ________ (FIDELITY DAILY INCOME TRUST OR SPARTAN MUNICIPAL MONEY FUND OR FIDELITY OVERSEAS FUND OR FIDELITY PACIFIC BASIN FUND OR FIDELITY WORLDWIDE FUND OR FIDELITY EMERGING MARKETS FUND OR FIDELITY DIVERSIFIED INTERNATIONAL FUND OR FIDELITY SOUTHEAST ASIA FUND OR FIDELITY GLOBAL BOND FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY OVERNIGHTED TO THEM VIA FEDERAL EXPRESS. I HAVE A SHAREHOLDER ON HOLD WHO HAS FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference in customer and introduce customer to Fidelity Rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)

[Are questions outside scope of proxy statement?]
If YES and Premium customer:
Conference in Fidelity at 1-800-544-4442. Note: Premium hours are 8-8pm across all time zones, Monday through Friday. When prompted enter Premium team number (do not enter "005" for Team 005. For Team 005, enter 5). If you do not have the team number, stay on the line, introduce the customer, and transfer the call. (End call.)
 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity Rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ________ (FIDELITY DAILY INCOME TRUST OR SPARTAN MUNICIPAL MONEY FUND OR FIDELITY OVERSEAS FUND OR FIDELITY PACIFIC BASIN FUND OR FIDELITY WORLDWIDE FUND OR FIDELITY EMERGING MARKETS FUND OR FIDELITY DIVERSIFIED INTERNATIONAL FUND OR FIDELITY SOUTHEAST ASIA FUND OR FIDELITY GLOBAL BOND FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY OVERNIGHTED TO THEM VIA FEDERAL EXPRESS. I HAVE A PREMIUM SHAREHOLDER ON HOLD WHO HAS FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference in customer and introduce customer to Fidelity Rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)
If NO: Politely refer them to Fidelity at 1-800-544-8888. Thank the shareholder for his/ her time. (End phone call.)
If shareholder sounds hostile:
 Thank the shareholder for his/her time. (End phone call.)
 OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO
 CALL THEM AT ANOTHER TIME.  THE PHONE NUMBER IS 1-800-544-8888.
 THANK YOU FOR YOUR TIME THIS EVENING. (End call.)
IF NOT HOSTILE: AFTER ANSWERING ALL QUESTIONS, OFFER THE SHAREHOLDER THE OPPORTUNITY TO VOTE BY TELEPHONE.

 TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL WILL BE RECORDED. THIS IS TO ENSURE THE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.
 Q:  WOULD YOU LIKE TO VOTE BY TELEPHONE?
  If NO: Politely refer him/her to Fidelity at 1-800- 544-8888. (end call) If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.
COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER?
 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone.
 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU?

 DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. HOWEVER, YOU MAY STILL VOTE BY SIGNING, DATING AND RETURNING THE PROXY CARD IN THE FEDERAL EXPRESS ENVELOPE PROVIDED. PLEASE RESPOND PROMPTLY TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR WEDNESDAY, SEPTEMBER 17TH. THANK YOU FOR YOUR TIME. (End call.)
 AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 IF YOU WOULD LIKE, YOU CAN VOTE "FOR" MANAGEMENT. OTHERWISE, I WILL READ YOU EACH OF THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN" FOR EACH PROPOSAL:
FIDELITY DAILY INCOME TRUST
 THE PROPOSALS ARE 1) TO ELECT A BOARD OF TRUSTEES; (2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST;
(3) TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST; (4) TO AMEND FIDELITY DAILY INCOME TRUST'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
SPARTAN MUNICIPAL MONEY FUND
 THE PROPOSALS ARE 1) TO ELECT A BOARD OF TRUSTEES; (2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST;
(3) TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST; (4) TO AMEND SPARTAN MUNICIPAL MONEY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION.
FIDELITY OVERSEAS FUND
THE PROPOSALS ARE 1) TO ELECT A BOARD OF TRUSTEES. 2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND LLP AND PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST. 3) TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST. 4) TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES. 5) TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY. 6) TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR THE FUND TO PERMIT THE FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
10) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY OVERSEAS FUND.
12) TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FIDELITY INVESTMENTS JAPAN LIMITED FOR FIDELITY OVERSEAS FUND. 13) TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1 FOR FIDELITY OVERSEAS FUND. 17) TO REPLACE CERTAIN OF FIDELITY OVERSEAS FUND'S FUNDAMENTAL INVESTMENT POLICIES WITH NON-FUNDAMENTAL INVESTMENT POLICIES. 18) TO REPLACE THE FUNDAMENTAL INVESTMENT POLICY CONCERNING INVESTMENT FOR TEMPORARY DEFENSIVE PURPOSES WITH A NON-FUNDAMENTAL POLICY FOR FIDELITY OVERSEAS FUND. 19) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION. 20)
TO AMEND FIDELITY OVERSEAS FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE. 23) TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING. 24) TO AMEND FIDELITY OVERSEAS FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING. 25) TO AMEND FIDELITY OVERSEAS FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
FIDELITY PACIFIC BASIN FUND
THE PROPOSALS ARE 1) TO ELECT A BOARD OF TRUSTEES. 2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND LLP AND PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST. 3) TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST. 4) TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES. 5) TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY. 6) TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR THE FUND TO PERMIT THE FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
11) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY PACIFIC BASIN FUND. 12) TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FIDELITY INVESTMENTS JAPAN LIMITED FOR FIDELITY PACIFIC BASIN FUND. 16) TO ELIMINATE CERTAIN OF FIDELITY PACIFIC BASIN FUND'S FUNDAMENTAL INVESTMENT POLICIES AND TO REPLACE CERTAIN POLICIES WITH NON-FUNDAMENTAL POLICIES.
18) TO REPLACE THE FUNDAMENTAL INVESTMENT POLICY CONCERNING INVESTMENT FOR TEMPORARY DEFENSIVE PURPOSES WITH A NON-FUNDAMENTAL POLICY FOR FIDELITY PACIFIC BASIN FUND. 19) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION. 20) TO AMEND FIDELITY PACIFIC BASIN FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE. 23) TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.
24) TO AMEND FIDELITY PACIFIC BASIN FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING. 25) TO AMEND FIDELITY PACIFIC BASIN FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
FIDELITY WORLDWIDE FUND
THE PROPOSALS ARE 1) TO ELECT A BOARD OF TRUSTEES. 2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND LLP AND PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST. 3) TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST. 4) TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES. 5) TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY. 6) TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR THE FUND TO PERMIT THE FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT
COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.   7)
TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY WORLDWIDE FUND. 12) TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FIDELITY INVESTMENTS JAPAN LIMITED FOR FIDELITY WORLDWIDE FUND. 13) TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1 FOR FIDELITY WORLDWIDE FUND. 19) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION. 20) TO AMEND FIDELITY WORLDWIDE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE. 23) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING. 25) TO AMEND FIDELITY WORLDWIDE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
FIDELITY EMERGING MARKETS FUND
THE PROPOSALS ARE 1) TO ELECT A BOARD OF TRUSTEES. 2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND LLP AND PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST. 3) TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST. 4) TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES. 5) TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY. 6) TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR THE FUND TO PERMIT THE FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT
COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.   7)
TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY EMERGING MARKETS FUND. 12) TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FIDELITY INVESTMENTS JAPAN LIMITED FOR FIDELITY EMERGING MARKETS FUND. 19) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
21) TO ELIMINATE FIDELITY EMERGING MARKETS FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES OF SECURITIES. 22) TO ELIMINATE FIDELITY EMERGING MARKETS FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MARGIN PURCHASES. 23) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING. 26) TO AMEND FIDELITY EMERGING MARKETS FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING COMMODITIES. 27) TO AMEND FIDELITY EMERGING MARKETS FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.
FIDELITY DIVERSIFIED INTERNATIONAL FUND
THE PROPOSALS ARE 1) TO ELECT A BOARD OF TRUSTEES. 2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND LLP AND PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST. 3) TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST. 4) TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES. 5) TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY. 6) TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR THE FUND TO PERMIT THE FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT
COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.   7)
TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY DIVERSIFIED INTERNATIONAL FUND. 14) TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FIDELITY INVESTMENTS JAPAN LIMITED FOR FIDELITY DIVERSIFIED INTERNATIONAL FUND. 15) TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1 FOR FIDELITY DIVERSIFIED INTERNATIONAL FUND. 16) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
FIDELITY SOUTHEAST ASIA FUND
THE PROPOSALS ARE 1) TO ELECT A BOARD OF TRUSTEES. 2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND LLP AND PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST. 3) TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST. 4) TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES. 5) TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY. 6) TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR THE FUND TO PERMIT THE FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
11) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY SOUTHEAST ASIA FUND. 16) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
FIDELITY GLOBAL BOND FUND
1) TO ELECT A BOARD OF TRUSTEES. 2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND LLP AND PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST. 3) TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST. 4) TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES. 5) TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY. 6) TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND TO PERMIT EACH FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH
SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.   7) TO APPROVE
AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY GLOBAL BOND FUND. 9) TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FIDELITY INVESTMENTS JAPAN LIMITED FOR FIDELITY GLOBAL BOND FUND. 10) TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF FIDELITY GLOBAL BOND FUND. 12)
TO AMEND FIDELITY GLOBAL BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE. 13) TO AMEND FIDELITY GLOBAL BOND FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.
[FOR EACH PROPOSAL:]
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
 THANK YOU.  AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF YOUR
VOTE TO YOU BY MAIL.   THANKS FOR YOUR TIME THIS EVENING. (End call.)

FIDELITY DAILY INCOME TRUST
 SPARTAN MUNICIPAL MONEY FUND
FIDELITY OVERSEAS FUND
FIDELITY PACIFIC BASIN FUND
FIDELITY WORLDWIDE FUND
FIDELITY EMERGING MARKETS FUND
FIDELITY DIVERSIFIED INTERNATIONAL FUND
FIDELITY SOUTHEAST ASIA FUND
FIDELITY GLOBAL BOND FUND
FAX INSTRUCTIONS
[For customers who would like to fax their vote to the proxy tabulator:]
IF YOU WOULD LIKE, YOU CAN FAX YOUR SIGNED PROXY CARD TO THE PROXY TABULATOR. THE FAX NUMBER IS 1-888-451-8683. IF YOU CHOOSE TO FAX, PLEASE FAX BOTH THE FRONT AND BACK OF YOUR CARD.

FIDELITY DAILY INCOME TRUST, SPARTAN MUNICIPAL MONEY FUND
FIDELITY OVERSEAS FUND, FIDELITY PACIFIC BASIN FUND
FIDELITY WORLDWIDE FUND, FIDELITY EMERGING MARKETS FUND
FIDELITY DIVERSIFIED INTERNATIONAL FUND, FIDELITY SOUTHEAST ASIA FUND FIDELITY GLOBAL BOND FUND
(CIRCLE ONE)
LOG SHEET
 Date__________________
 DF King Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder Name_______________________________________________________
Street Address _________________________________________________________
City_________________________State_____________Zip Code_________________
Materials to Be Sent
Proxy Card Only ________
Full Proxy Kit  __________
Comments
Notable Shareholder Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
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Was Shareholder Transferred to Fidelity Representative?
Yes_______No________

FIDELITY DAILY INCOME TRUST
 SPARTAN MUNICIPAL MONEY FUND
FIDELITY OVERSEAS FUND
FIDELITY PACIFIC BASIN FUND
FIDELITY WORLDWIDE FUND
FIDELITY EMERGING MARKETS FUND
FIDELITY DIVERSIFIED INTERNATIONAL FUND
FIDELITY SOUTHEAST ASIA FUND
FIDELITY GLOBAL BOND FUND
Script for Leaving a Message on an Answering Machine
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE (FIDELITY DAILY INCOME TRUST OR SPARTAN MUNICIPAL MONEY FUND OR FIDELITY OVERSEAS FUND OR FIDELITY PACIFIC BASIN FUND OR FIDELITY WORLDWIDE FUND OR FIDELITY EMERGING MARKETS FUND OR FIDELITY DIVERSIFIED INTERNATIONAL FUND OR FIDELITY SOUTHEAST ASIA FUND OR FIDELITY GLOBAL BOND FUND). WE ARE ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT YOUR FUND.
YOU SHOULD HAVE RECENTLY RECEIVED PROXY MATERIALS BY FEDERAL EXPRESS. PLEASE REVIEW THE MATERIALS AT YOUR EARLIEST CONVENIENCE. TO CAST YOUR VOTE, PLEASE SIGN, DATE AND RETURN THE PROXY CARD IN THE FEDERAL EXPRESS ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSAL OR DID NOT RECEIVE THE FEDERAL EXPRESS PACKAGE, PLEASE CALL D.F. KING AT 1-800-848-3155. THANK YOU FOR YOUR TIME.